Exhibit 99.1

XCF Global Announces Agreement to Acquire Paramount, California
Renewable Fuel Production Facility

Acquisition further expands XCF’s alternative energy platform with the proposed addition of ~50 million annual gallons of sustainable aviation fuel, renewable diesel and renewable naphtha production capacity, strategically located in Southern California close to Los Angeles International Airport.

●	Acquisition is expected to be accretive to XCF shareholder value, with XCF management’s annual targets of $600 million in gross product sales, $100 million in net revenue and $40 million in EBITDA, following a 9–12-month restart period[1].

●	Paramount location is first commercial-scale renewable jet-fuel (SAF) production facility in US and is well positioned logistically with refining, blending, storage, logistics, rail and truck terminal facilities along with interests in more than 65 miles of pipeline assets.

Houston, TX – October 20, 2026 – XCF Global Inc. (“XCF”) (Nasdaq: SAFX), a growing U.S.-based producer of renewable diesel and sustainable aviation fuel (“SAF”), today announced that it has entered into a definitive agreement to acquire a renewable fuel production facility in Paramount, California through a newly formed subsidiary of XCF, New Rise Renewables Paramount, LLC.

Located less than 20 miles south of downtown Los Angeles, the Paramount facility builds on the site’s long history in fuel production and its transition to renewable fuels, bringing together established infrastructure, technical expertise and domestic agricultural waste to energy processing technology. The site is strategically located near Los Angeles International Airport (LAX), which is one of the world’s busiest and most strategically important aviation hubs, serving more than 76 million passengers annually. Its immense scale, global connectivity, and strategic importance position LAX at the forefront of the aviation industry’s transition toward sustainable aviation fuel (SAF). XCF intends to welcome the experienced team at Paramount following the closing of the acquisition, with plans to more than double the size of the team to restart operations over the next 9-12 months.

[1]	Gross product sales is an estimate by XCF management of the dollar value of the finished renewable fuel product sales in the end-customer markets. XCF believes that this is an important and relevant metric regarding the sales value of the company’s products when comparing XCF to other companies. XCF management defines this as the number of gallons of renewable fuel sold by the Company during a period multiplied by the average observed or derived price in the end-customer market for each product during a period, including government incentives, feedstock, processing and logistics. EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization.

Paramount was the first U.S. refinery conversion from fossil fuels to renewable fuels and has a long and successful history of renewable fuel production. The facility has benefited from meaningful investment over its history, and XCF expects to invest ~$30 million during the restart period primarily in support of work-force training and operational readiness. XCF intends to capitalize on its strategic partnership with BGN to supply feedstock to New Rise Renewables Paramount as the operation relaunches and to offtake the sustainable fuels that the facility produces in support of the company’s aviation and transportation customers.

“The Paramount acquisition represents an additional exciting opportunity to meaningfully expand XCF’s vertically integrated alternative fuel platform through the acquisition of premier refinery infrastructure and operational leadership,” said Chris Cooper, Chief Executive Officer of XCF Global. “We’re very pleased to have the opportunity to take over the stewardship of this important renewable fuel production facility and bring on board the outstanding team of professionals dedicated to its success. We look forward to working with the Paramount team and the community to successfully relaunch operations as New Rise Renewables Paramount and safely, reliably and conscientiously produce transportation fuel that supports our mission to reduce carbon emissions, enhance domestic energy resilience and afford alternative uses for US agricultural waste-products.”

The acquisition is expected to close before the end of 2026, subject to agreed closing conditions. XCF has been advised in the transaction by BTIG, Paul Hastings LLP, Marsh, Alvarez & Marsal and AECOM.

About XCF Global, Inc.

XCF Global, Inc. (“XCF”) is a U.S.-based producer of renewable diesel and sustainable aviation fuel (“SAF”) focused on decarbonizing transportation while supporting domestic fuel supply and energy security. The Company’s flagship facility, New Rise Renewables Reno, has a permitted nameplate production capacity of up to 38 million gallons per year. XCF intends to advance a pipeline of potential expansion opportunities in Nevada, North Carolina and Florida and to build relationships across the energy and transportation sectors that it believes could support the scaling of renewable fuels production. Any such opportunities remain subject to, among other factors, feasibility assessments, financing, regulatory approvals and market conditions. XCF is listed on the Nasdaq Capital Market and trades under the symbol SAFX. To learn more, visit xcf.global

Contacts

XCF Global: Corporate Communications
media@xcf.global

Non-GAAP Measures Definitions & Reconciliations

This press release contains non-GAAP (accounting principles generally accepted in the United States of America) financial measures as defined by SEC Regulation G and indicated by a footnote in the text of this release. Definitions for the non-GAAP measures are provided below. Management believes these non-GAAP measures are a useful supplemental measure of operating performance because they eliminate the effects of financing and capital structure, tax jurisdictions, and non-cash depreciation and amortization expenses. However, these non-GAAP measures are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to revenue or net income (loss) or any other measure of performance derived in accordance with U.S. GAAP.

Because not all companies use identical definitions or calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

Cautionary Note Regarding Forward-Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the “Business Combination”), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility’s ability to continue producing renewable diesel in commercial quantities without interruption as the Company advances its planned transition toward SAF production; (10) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global’s and New Rise’s key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) LOIs and MOUs may not advance to definitive agreements or commercial deployment; (22) the effects of increased costs associated with operating as a public company; and (23) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Form 10-K, filed with the SEC on March 31, 2026, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.